SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of T he Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2009

_________________

CHINA RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	65-0968842
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Rm 286, 2/F, Shui On Centre
6-8 Harbour Road
Wanchai, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (852) 2384-6665

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY PARAGRAPH

On January 28, 2009 China Renewable Energy Holdings, Inc. filed a Current Report on Form 8-K disclosing that it had dismissed Webb & Company, P.A. as its independent registered public accounting firm and engaged Deleon & Co., P.A.  By letter dated January 29, 2009 the staff of the Securities and Exchange Commission issued comments on the Current Report on Form 8-K.  This Current Report on Form 8-K/A is being filed in response to the staff's comments.

Item 4.01

Changes in Registrant's Certifying Accountant.

On January 23, 2009, China Renewable Energy Holdings, Inc. dismissed Webb & Company, P.A. as its independent registered public accounting firm and on February 2, 2009 engaged Deleon & Co., P.A. as our independent registered public accounting firm.  Webb & Company, P.A. audited our financial statements for the periods ended December 31, 2007 and 2006.  The dismissal of Webb & Company, P.A. and the engagement of Deleon & Co, P.A. were approved by our Board of Directors on January 23, 2009.   Webb & Company, P.A. did not resign or decline to stand for re-election.

Neither the report of Webb & Company, P.A.'s dated February 28, 2008, except for Note 8, to which the date is April 24, 2008 and Note 3, to which the date is September 24, 2008, on our balance sheets as of December 31, 2007 and 2006 and the related combined statements of operations, changes in stockholders' deficiency and cash flows for the years ended December 31, 2007 and 2006 (Restated) and the period December 17, 1999 (Inception) to December 31, 2007 (Restated) nor the report of Webb & Company, P.A. dated November 14, 2007, except for Note 5(E), to which the date is November 16, 2007, on our balance sheets as of December 31, 2006 and 2005 and the related statement of operations, changes in stockholders’ deficiency and cash flows for the years ended December 31, 2006 and 2005 and the period December 17, 1999 (Inception) to December 31, 2006) contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that each such report raised substantial doubts on our ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period preceding  the date of dismissal of Webb & Company, P.A. as our independent registered public accounting firm we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Webb & Company, P.A. would have caused it to make reference to the subject matter of the disagreement in connection with its reports ..

During our two most recent fiscal years and the subsequent interim period prior to retaining Deleon & Co., P.A. (1) neither we nor anyone on our behalf consulted Deleon & Co., P.A. regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-B, and (2) Deleon & Co., P.A. did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Webb & Company, P.A. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Webb & Company, P.A. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

We provided Webb & Company, P.A. with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Webb & Company, P.A. is filed as Exhibit 16.1(a) to this Current Report on Form 8-K/A.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

16.1

Letter dated January 28, 2009 from Webb & Company, P.A.

16.1(a)

Letter dated February 4 2009 from Webb & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ Allen Huie
Allen Huie
President and Chief Executive Officer

Dated: February 4 , 2009